Exhibit 10.51

INTERCREDITOR AGREEMENT

THIS INTERCREDITOR AGREEMENT (the “Agreement”) is entered into as of January 17, 2014, by and among the Persons set forth on Exhibit B hereto (individually, a “Second Priority Secured Creditor” and collectively, the “Second Priority Creditors”), the Persons set forth on Exhibit C hereto (individually, a “Third Priority Secured Creditor” and collectively, the “Third Priority Creditors”), and U.S. Dry Cleaning Services Corporation, a Delaware corporation (“Maker”).

R E C I T A L S

A.                                    Maker and Setal 11, LLC (“Setal 11”) have entered into that certain Loan and Security Agreement, dated January 17, 2014 and attached hereto as Exhibit D (the “New Senior Secured Loan”), pursuant to which Setal 11 has agreed to advance to Maker one or more term loans in an aggregate principal amount of not less than $2,395,350.67 nor more than $4,000,000.  All of Maker’s obligations to Setal 11 under the Loan Agreement and Senior Loan Documents (as defined below) are secured by liens on and, security interests in, the Collateral (as defined below).

B.                                    Maker has previously issued certain debt instruments, listed hereto on Exhibit A, creating obligations in favor of the First Priority Creditors.

C.                                    Maker has previously issued certain debt instruments, including the New Senior Secured Loan, listed hereto on Exhibit B, creating obligations in favor of the Second Priority Creditors.

D.                                    Maker has previously issued certain debt instruments, listed hereto on Exhibit C, creating obligations in favor of the Third Priority Creditors.

E.                                     As an inducement, and as one of the conditions precedent, to the agreement of Setal 11 to consummate the transactions contemplated by the New Senior Secured Loan, Setal 11 has required the execution and delivery of this Agreement by holders of at least 51% in of the outstanding aggregate principal amount of the debt instruments listed on Exhibits B and C and Maker in order to set forth the relative rights and priorities of Setal 11 among the First, Second and Third Priority Creditors under the First, Second and Third Priority Debt (as defined below).

A G R E E M E N T

In consideration of the premises and the mutual agreements herein set forth, Maker, and Second and Third Priority Creditors hereby agree as follows:

1.                                      Defined Terms.  All capitalized terms not otherwise defined herein have the meanings ascribed to such terms in the New Senior Secured Loan Agreement.  In addition, the following terms shall have the respective meanings indicated:

“Approved Acquisition Debt” means all obligations to pay when due any principal, interest, and other amounts created by any of the debt instruments issued by Maker in connection with any Approved Acquisition.

“Business Day” is any day that is not a Saturday, Sunday or a day on which Maker is closed.

“Collateral” shall have the meaning ascribed in the New Senior Secured Loan.

“First Priority Creditors” means the holders of any First Priority Debt.

“First Priority Debt” means all obligations to pay when due any principal, interest, and other amounts created by any of the debt instruments listed on Schedule A hereto and all Approved Acquisition Debt, together with (a) any amendments, modifications, renewals or extensions thereof and (b) any interest accruing thereon after the commencement of a Proceeding, without regard to whether or not such interest is an allowed claim.

“First Priority Document(s)” means all loan agreements, debentures, documents and instruments executed from time to time in connection therewith, as the same may be amended, supplemented or otherwise modified from time to time, and all other documents, agreements and instruments now existing or hereinafter entered into evidencing or pertaining to the First Priority Debt.

“First Priority Lien(s)” means all Liens granted by Maker now or hereinafter securing payment or performance of the First Priority Debt.

“Lien” is a claim, mortgage, deed of trust, levy, charge, pledge, security interest or other encumbrance of any kind, whether voluntarily incurred or arising by operation of law or otherwise against any property.

“Majority in Interest” means, at any time of determination, the parties holding more than 50% of then-outstanding principal amount of any instruments evidencing First, Second or Third Priority Obligations.

“Paid in Full” or “Payment in Full” mean the payment in full in cash (or immediately available funds) of all Frist Priority Debt, Second Priority Debt or Third Priority Debt, as the case may be.

“Paying Party” is defined in Section 3 below.

“Person” means any natural person, corporation, general or limited partnership, limited liability company, firm, trust, association, government, governmental agency or other entity, whether acting in an individual, fiduciary or other capacity.

“Proceeding” means any bankruptcy, reorganization, readjustment or arrangement of debt, suspension of payments, receivership, liquidation or insolvency or similar law or statute now or hereafter in effect.

“Proceeds” has the meaning given to such term in the UCC.

“Second Priority Debt” means all obligations to pay when due any principal, interest, and other amounts created by any of the debt instruments listed on Schedule B hereto, together with (a) any amendments, modifications, renewals or extensions thereof and (b) any interest accruing thereon after the commencement of a Proceeding, without regard to whether or not such interest is an allowed claim.

“Second Priority Document(s)” means all loan agreements, debentures, documents and instruments executed from time to time in connection therewith, as the same may be amended, supplemented or otherwise modified from time to time, and all other documents, agreements and instruments now existing or hereinafter entered into evidencing or pertaining to the Second Priority Debt.

“Second Priority Lien(s)” means all Liens granted by Maker now or hereinafter securing payment or performance of the Second Priority Debt.

“Secured Creditors” means all Second and Third Priority Creditors.

“Secured Debt” means all First, Second and Third Priority Debt.

“Third Priority Debt” means all obligations to pay when due any principal, interest, and other amounts created by any of the debt instruments listed on Schedule C hereto, together with (a) any amendments, modifications, renewals or extensions thereof and (b) any interest accruing thereon after the commencement of a Proceeding, without regard to whether or not such interest is an allowed claim.

“Thirty Priority Document(s)” means all loan agreements, debentures, documents and instruments executed from time to time in connection therewith, as the same may be amended, supplemented or otherwise modified from time to time, and all other documents, agreements and instruments now existing or hereinafter entered into evidencing or pertaining to the Third Priority Debt.

“Third Priority Lien(s)” means all Liens granted by Maker now or hereinafter securing payment or performance of the Third Priority Debt.

“UCC” shall mean the California Uniform Commercial Code, as amended or supplemented from time to time.

2.                                      Priority of Liens.

(a)                                 Notwithstanding the date, time, method, manner, or order of grant, attachment, or perfection of any First, Second or Third Priority Liens, and notwithstanding any contrary provision of the UCC or any other applicable law or the First, Second or Third Priority Documents or any defect or deficiencies in the Liens securing any Secured Debt, or any other circumstance whatsoever, the parties hereto agree that:

(i)                                     any Lien with respect to the Collateral securing any First Priority Debt now or hereafter held by or on behalf of, or created for the benefit of, First Priority Creditors or any agent or trustee therefore shall be senior in all respects and prior to any Lien with respect to the Collateral securing any Second Priority or Third Priority Debt;

(ii)                                  any Lien with respect to the Collateral securing any Second Priority Debt now or hereafter held by or on behalf of, or created for the benefit of, Second Priority Creditors or any agent or trustee therefore shall be senior in all respects and prior to any Lien with respect to the Collateral securing any Third Priority Debt, but junior and subordinate in all respects to all Liens with respect to the Collateral securing any First Priority Debt;

(iii)                               any Lien with respect to the Collateral securing any Third Priority Debt now or hereafter held by or on behalf of, or created for the benefit of, the Third Priority Creditors or any agent or trustee therefor shall be junior and subordinate in all respects to all Liens with respect to the Collateral securing any First or Second Priority Debt;

(b)                                 The priority of Liens set forth above shall remain whether or not any Liens securing any applicable Secured Debt are avoided, invalidated, unenforceable or subordinated to any Lien securing any other obligation of Maker or any other person.

3.                                      Rights in a Proceeding.  Upon any distribution of the assets of Maker in connection with any dissolution, winding up, liquidation or reorganization of Maker (whether in any Proceeding or upon an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of Maker or otherwise), (i) the First Priority Creditors shall first be entitled to receive Payment in Full of all First Priority Debt before either the Second and Third Priority Creditors shall be entitled to receive any payment and (ii) once Payment in Full as contemplated by Section 3(i) has occurred, the Second Priority Creditors shall be entitled to receive Payment in Full of all Second Priority Debt before the Third Priority Creditors shall be entitled to receive any payment.

4.                                      Distribution Proceeds of Collateral.

(a)                                 Proceeds of all Collateral received in connection with the sale or other disposition of, or collection on, such Collateral, whether in any Proceeding involving Maker or otherwise (a “Distribution Event”), shall be applied first to the First Priority Debt pro rata, based on the value of each First Priority Creditor’s First Priority Debt in relation to the value of the First Priority Debt taken as a whole, until the all First Priority Debt has been Paid in Full.  If upon any such Distribution Event, the Proceeds of the Collateral available for distribution to the First Priority Creditors shall be insufficient to pay the First Priority Creditors the full amount to which they shall be entitled under this Section 4(a), the First Priority Creditors shall share ratably in any distribution of the Proceeds of the Collateral available for distribution in proportion to the respective amounts which would otherwise be payable on the value of the First Priority Debt held by them upon such distribution if all amounts payable on or with respect to such First Priority Debt were paid in full.

(b)                                 After the payment of all preferential amounts required to be paid to the First Priority Creditors pursuant to Section 4(a) above, the remaining Proceeds of Collateral shall be applied next to the Second Priority Debt pro rata, based on the value of each Second Priority Creditor’s Second Priority Debt in relation to the value of the Second Priority Debt taken as a whole, until all Second Priority Debt has been Paid in Full.  If upon any such Distribution Event, the Proceeds of the Collateral available for distribution to the Second Priority Creditors shall be insufficient to pay the Second Priority Creditors the full amount to which they shall be entitled under this Section 4(b), the Second Priority Creditors shall share ratably in any distribution of the Proceeds of the Collateral available for distribution in proportion to the respective amounts which would otherwise be payable on the value of the Second Priority Debt held by them upon such distribution if all amounts payable on or with respect to such Second Priority Debt were paid in full.  If prior to the time the First Priority Debt has been Paid in Full, the Second Priority Creditors shall, at any time, receive any Proceeds of any Collateral, they shall pay such proceeds over to the First Priority Creditors in accordance with the terms of this Section 4.

(c)                                  After the payment of all preferential amounts required to be paid to the First Priority Creditors and Second Priority Creditors pursuant to Sections 4(a) and 4(b), respectively, the remaining Proceeds of Collateral shall be applied next to the Third Priority Debt pro rata, based on the value of each Third Priority Creditor’s Third Priority Debt in relation to the value of the Third Priority Debt taken as a whole, until all Third Priority Debt has been Paid in Full.  If upon any such Distribution Event, the Proceeds of the Collateral available for distribution to the Third Priority Creditors shall be insufficient to pay the Third Priority Creditors the full amount to which they shall be entitled under this Section 4(c), the Third Priority Creditors shall share ratably in any distribution of the Proceeds of the Collateral available for distribution in proportion to the respective amounts which would otherwise be payable on the value of the Third Priority Debt held by them upon such distribution if all amounts payable on or with respect to such Third Priority Debt were paid in full.  If prior to the time the First Priority Debt has been Paid in Full, the Second Priority Creditors and/or the Third Priority Creditors shall, at any time, receive any Proceeds of any Collateral, they shall pay such proceeds over to the First Priority Creditors in accordance with the terms of this Section 4.  If after the time the First Priority Debt has been Paid in Full and prior to the time the Second Priority Debt has been Paid in Full, the Third Priority Creditors shall, at any time, receive any Proceeds of any Collateral, they shall pay such proceeds over to the Second Priority Creditors in accordance with the terms of this Section 4.

5.                                      Automatic Release of Liens.  In order to effectuate the distributions of Proceeds of Collateral in accordance with the provisions of Section 4 above, each of the Secured Creditors agree that their Liens shall terminate and be released automatically and without further action upon the occurrence of a Distribution Event.  Each of the Secured Creditors agree to promptly execute and deliver all such releases and other instruments as shall reasonably be requested to evidence and confirm any release of any Liens as provided for in this Section 5.

6.                                      Exclusive Enforcement Rights.  Until the First Priority Debt has been Paid in Full, the First Priority Creditor, or any agent or trustee therefore, shall have the exclusive right to exercise rights and remedies with respect to the Collateral without any consultation with or the consent of either the Second or Third Priority Creditors.  Thereafter, until the Second Priority Debt has been Paid in Full, the Second Priority Creditor, or any agent or trustee therefore, shall have the exclusive right to exercise rights and remedies with respect to the Collateral without any consultation with or the consent of the Third Priority Creditors.

7.                                      Assignments; Further Transfers.  In the event of any subsequent transfer of the any Secured Debt or any instrument evidencing or securing the same, the transferring party shall (i) concurrent with such transfer require the transferee to execute a Joinder of Additional Creditor attached hereto as Exhibit E, and (ii) promptly deliver such Joinder along with such transferee’s notice information for purposes of Section 10 hereof.

8.                                      Further Assurances.  Each of the Secured Creditors shall give, execute and deliver any notice, statement, instrument, document, agreement or other papers reasonably required and/or requested to create, preserve or validate the rights of any other Secured Creditor hereunder, or otherwise to affect the purposes of this Agreement.

9.                                      Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via portable document format (“PDF”) email attachment to the e-mail address set forth on the signature page(s) attached hereto prior to 5:30 p.m. (California time) on a Business Day, (b) the next Business Day after the date of transmission, if such notice or communication is delivered via PDF email attachment to the e-mail address set forth on the signature page(s) attached hereto on a day that is not a Business Day or later than 5:30 p.m. (California time) on any Business Day, (c) the 2nd Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature page(s) attached hereto or such other address as the recipient party to whom notice is to be given may have furnished to the other party in writing in accordance herewith.

10.                               Amendments.  This Agreement may not be amended or terminated and the observance of any term of this Agreement may not be waived with respect to any Secured Debt without the written consent of a Majority in Interest of the class of Secured Debt adversely affected in a manner that is different than the effect on the rights of other classes of Secured Debt.  If all the parties to this Agreement are equally affected by a proposed amendment, termination or waiver, then such amendment, termination or waiver shall require the approval of a Majority in Interest of the Secured Debt taken as a whole.

11.                               Joinder.  Maker may amend the Schedules of Debt set forth in Exhibits A, B and C to include any holder of Secured Debt who executes the Joinder of Additional Creditor attached hereto as Exhibit E.

12.                               Termination.  This Agreement shall terminate upon the Payment in Full of the Second Priority Debt.

13.                               Governing Law.  This Agreement and any controversy arising out of or relating to this Agreement shall be governed by and construed in accordance with the laws of the State of California without regard to conflict of law principles that would result in the application of any law other than the law of the State of California.

14.                               Dispute Resolution.  The parties (a) hereby irrevocably and unconditionally submit to the jurisdiction of the federal and state courts located within the geographic boundaries of Orange County, California for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (b) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in the federal and state courts located within the geographic boundaries of Orange County, California and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court. The prevailing party shall be entitled to reasonable attorney’s fees, costs, and necessary disbursements in addition to any other relief to which such party may be entitled.

15.                               Miscellaneous.

(a)                                 The provisions of this Agreement are severable.  The invalidity, in whole or in part, of any provision of this Agreement shall not affect the validity or enforceability of any other of its provisions.  If one or more provisions hereof shall be declared invalid or unenforceable, the remaining provisions shall remain in full force and effect and shall be construed in the broadest possible manner to effectuate the purposes hereof.

(b)                                 In the event of any conflict between the terms and conditions of any First, Second or Third Priority Loan Documents, on the one hand, and the terms and conditions of this Agreement, on the other hand, the terms and conditions of this Agreement shall govern and control so long as this Agreement is in effect.

(c)                                  This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.  This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof and thereof.

[Remainder of Page Intentionally Left Blank; Signature Page to Follow]

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date set forth in the first paragraph hereof.

MAKER:	U.S. Dry Cleaning Services Corporation
a Delaware corporation

/S/ ALEX BOND
Alex Bond, Chief Executive Officer

Address:
20250 Acacia St., Suite 230
Newport Beach, CA 92660
Email: alex@usdrycleaning.com

SECURED CREDITOR

OMNIBUS SIGNATURE

The undersigned hereby executes and delivers the Intercreditor Agreement to which this signature page is attached, which, together with all counterparts of the Intercreditor Agreement and signature pages of the other parties named in said Intercreditor Agreement, or identified on Exhibits A, B or C, shall constitute one and the same document in accordance with the terms of the Intercreditor Agreement.

Name of Secured Creditor:	Setal 7, LLC

Signature of Secured Creditor
or Authorized Signatory (if an entity):	/S/ Lester E. Taylor, Jr.

Print Name of Authorized Signatory (if an entity):

Title of Authorized Signatory (if an entity):

Type of Secured Debt:

Amount of Secured Debt:

Dated:

Intercreditor Agreement (Execution)

SECURED CREDITOR

OMNIBUS SIGNATURE

The undersigned hereby executes and delivers the Intercreditor Agreement to which this signature page is attached, which, together with all counterparts of the Intercreditor Agreement and signature pages of the other parties named in said Intercreditor Agreement, or identified on Exhibits A, B or C, shall constitute one and the same document in accordance with the terms of the Intercreditor Agreement.

Name of Secured Creditor:	Setal 8 Trust

Signature of Secured Creditor
or Authorized Signatory (if an entity):	/S/ Lester E. Taylor, Jr.

Print Name of Authorized Signatory (if an entity):

Title of Authorized Signatory (if an entity):

Type of Secured Debt:

Amount of Secured Debt:

Dated:

Intercreditor Agreement (Execution)

SECURED CREDITOR

OMNIBUS SIGNATURE

The undersigned hereby executes and delivers the Intercreditor Agreement to which this signature page is attached, which, together with all counterparts of the Intercreditor Agreement and signature pages of the other parties named in said Intercreditor Agreement, or identified on Exhibits A, B or C, shall constitute one and the same document in accordance with the terms of the Intercreditor Agreement.

Name of Secured Creditor:	Setal 9 Trust

Signature of Secured Creditor
or Authorized Signatory (if an entity):	/S/ Lester E. Taylor, Jr.

Print Name of Authorized Signatory (if an entity):

Title of Authorized Signatory (if an entity):

Type of Secured Debt:

Amount of Secured Debt:

Dated:

Intercreditor Agreement (Execution)

SECURED CREDITOR

OMNIBUS SIGNATURE

The undersigned hereby executes and delivers the Intercreditor Agreement to which this signature page is attached, which, together with all counterparts of the Intercreditor Agreement and signature pages of the other parties named in said Intercreditor Agreement, or identified on Exhibits A, B or C, shall constitute one and the same document in accordance with the terms of the Intercreditor Agreement.

Name of Secured Creditor:	Setal 10 Trust

Signature of Secured Creditor
or Authorized Signatory (if an entity):	/S/ Lester E. Taylor, Jr.

Print Name of Authorized Signatory (if an entity):

Title of Authorized Signatory (if an entity):

Type of Secured Debt:

Amount of Secured Debt:

Dated:

Intercreditor Agreement (Execution)

SECURED CREDITOR

OMNIBUS SIGNATURE

The undersigned hereby executes and delivers the Intercreditor Agreement to which this signature page is attached, which, together with all counterparts of the Intercreditor Agreement and signature pages of the other parties named in said Intercreditor Agreement, or identified on Exhibits A, B or C, shall constitute one and the same document in accordance with the terms of the Intercreditor Agreement.

Name of Secured Creditor:	Setal 11, LLC

Signature of Secured Creditor
or Authorized Signatory (if an entity):	/S/ Lester E. Taylor, Jr.

Print Name of Authorized Signatory (if an entity):

Title of Authorized Signatory (if an entity):

Type of Secured Debt:

Amount of Secured Debt:

Dated:

Intercreditor Agreement (Execution)

SECURED CREDITOR

OMNIBUS SIGNATURE

The undersigned hereby executes and delivers the Intercreditor Agreement to which this signature page is attached, which, together with all counterparts of the Intercreditor Agreement and signature pages of the other parties named in said Intercreditor Agreement, or identified on Exhibits A, B or C, shall constitute one and the same document in accordance with the terms of the Intercreditor Agreement.

Name of Secured Creditor:	Park Place Services

Signature of Secured Creditor
or Authorized Signatory (if an entity):	/S/ Lester E. Taylor, Jr.

Print Name of Authorized Signatory (if an entity):

Title of Authorized Signatory (if an entity):

Type of Secured Debt:

Amount of Secured Debt:

Dated:

Intercreditor Agreement (Execution)

EXHIBIT A

SCHEDULE OF FIRST PRIORITY DEBT

Holder	Type of Obligation	Balance on Effective Date	Maturity Date
First Bank of Hawaii, miscellaneous equipment financing companies and holders of the “New Notes”	Senior Debt Carve Out up to $750,000	Approximately $642,308	Various
Various professionals holding 10% Senior Secured Promissory Notes issued as partial payment for services rendered in an original aggregate principal amount of exceed $406,886	Senior Secured Debentures	$462,719	3/31/15

EXHIBIT B

SCHEDULE OF SECOND PRIORITY DEBT

Holder	Type of Obligation	Balance on Effective Date	Maturity Date
Setal 11, LLC	Loan and Security Agreement	Initial Advances of approximately 1,395,350.67, with an available balance of up to $1,000,000	January 17, 2019
Setal 10 Trust	10% Senior Secured Original Issue Discount Convertible Debenture due March 31, 2015	$642,823	March 31, 2015
Setal 9 Trust	10% Senior Secured Original Issue Discount Convertible Debenture due March 31, 2015	$616,458	March 31, 2015
Setal 8 Trust	Loan and Security Agreement (assets secured by Arizona Operations)	$109,972	January 17, 2019
Setal 8 Trust	Loan and Security Agreement (assets secured by Riverside Operations)	$337,545	January 17, 2019
Taylor Family Trust and Wilson Family Trust	Loan and Security Agreement	$300,000	July 31, 2015

EXHIBIT C

SCHEDULE OF THIRD PRIORITY DEBT

SEPTEMBER DEBENTURES

Note #	Issue Date	Holder	Original Principal
1	9/23/2011	Setal 7, LLC	$4,642,000
2	9/23/2011	Sussman Sales Co., Inc., Defined Benefit Trust	$220,000
3	9/23/2011	Ameriprise Trust Company As Custodian for Gregory W. Griben	$27,500
4	9/23/2011	Peter M. Ferrand	$33,000
5	9/23/2011	Bradley K. Maples	$27,500
6	9/27/2011	Taylor Family Trust	$550,000
7	9/27/2011	Setal 7, LLC	$110,000
8	9/27/2011	Alex M. Bond	$110,000
		Total	$5,720,000

EXHIBIT D

NEW SENIOR SECURED LOAN

Filed on Exhibit 10.49 to Registrant’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission on September 2, 2014.

EXHIBIT E

JOINDER OF ADDITIONAL SECURED CREDITOR

JOINDER OF ADDITIONAL SECURED CREDITOR to Intercreditor Agreement dated as of January 17, 2014 made by and among U.S. Dry Cleaning Services Corporation and the creditors listed on Exhibits B and C thereto (the “Intercreditor Agreement”).

Reference is made to the Intercreditor Agreement as defined above; capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in, or by reference in, the Intercreditor Agreement.  The undersigned hereby agrees as follows, for the benefit of disclosing to the other Creditors:

1.                                      The undersigned hereby agrees that upon delivery of this Joinder of Additional Creditor, the undersigned shall (a) be a Creditor under the Intercreditor Agreement, (b) have all the rights and obligations of a Secured Creditor as fully, and to the same extent, as if the undersigned was an original signatory thereto and (c) be deemed to have made the representations and warranties set forth therein as of the date of execution and delivery of this Joinder of Additional Secured Creditor.

2.                                      The Company and the other Secured Creditors may rely on the matters set forth herein on or after the date hereof.

3.                                      This Joinder of Additional Secured Creditor shall be governed by, interpreted and enforced in accordance with all material provisions of the Intercreditor Agreement.

IN WITNESS WHEREOF, the undersigned has caused this Joinder of Additional Secured Creditor to be executed in the name and on behalf of the undersigned.

Name of Secured Creditor:	Taylor Family Trust and Wilson Family Trust

Signature of Secured Creditor
or Authorized Signatory (if an entity):	/S/ Lester E. Taylor, Jr. and Clyde Wilson

Print Name of Authorized Signatory (if an entity):	Lester E. Taylor and Clyde Wilson

Title of Authorized Signatory (if an entity):	Trustees

Type of Secured Debt:	Loan and Security Agreement, dated June 30, 2014

Amount of Secured Debt:	$150,000

Dated:	June 30, 2014